EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in Registration Statement Nos. 33-66366, 33-77372, 33-77374, 33-95924, and 33-94030 on Form S-8 and
33-97774 and 33-96254 on Form S-3 of our report dated January 30, 1997, appearing in the Annual Report on Form 10-K of Wonderware Corporation for the year ended December 31, 1996.





/s/ DELOITTE & TOUCHE LLP


Costa Mesa, California
March 27, 1997


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